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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM T-1

                         Statement of Eligibility Under
                      The Trust Indenture Act of 1939 of a
                    Corporation Designated to Act as Trustee
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
             -------------------------------------------------------

                               U.S. BANK NATIONAL
                      ASSOCIATION (Exact name of Trustee as
                            specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

----------------------------------------   -------------------------------------
       60 Livingston Avenue
       St. Paul, Minnesota                                   55107
----------------------------------------   -------------------------------------
(Address of principal executive offices)                  (Zip Code)


                                  Shannon Rantz
                         U.S. Bank National Association
                              60 Livingston Avenue
                               St. Paul, MN 55107
                                 (651) 495-3850
            (Name, address and telephone number of agent for service)

                   WACHOVIA ASSET SECURITIZATION ISSUANCE, LLC
                     (Issuer with respect to the Securities)

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             North Carolina                             56-1967773
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
   incorporation or organization)

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        One Wachovia Center
  301 South College Street, Suite D                      28288
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(Address of Principal Executive Offices)               (Zip Code)


 Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2003-HE3
                       (Title of the Indenture Securities)

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                                    FORM T-1
                                    --------

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

          a) Name and address of each examining or supervising authority to which it is subject. Comptroller of the Currency Washington, D.C.

          b)   Whether it is authorized to exercise corporate trust powers. Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

          None

Items3-15 Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

          1.   A copy of the Articles of Association of the Trustee.*

          2. A copy of the certificate of authority of the Trustee to commence business.*

          3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

          4.   A copy of the existing bylaws of the Trustee.*

          5.   A copy of each Indenture referred to in Item 4. Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

          7. Report of Condition of the Trustee as of June 30, 2003, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.



          * Incorporated by reference to Registration Number 333-67188.


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                                      NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.


                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 7th day of November, 2003.


                                            U.S. BANK NATIONAL ASSOCIATION

                                            By: /s/ Shannon M. Rantz
                                               ---------------------------------
                                               Shannon M. Rantz
                                               Assistant Vice President




                                            By: /s/ Mark Feciskonin
                                               ---------------------------------
                                               Mark Feciskonin
                                               Trust Officer





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                                    Exhibit 6
                                    ---------

                                     CONSENT


     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  November 7, 2003


                                            U.S. BANK NATIONAL ASSOCIATION


                                            By: /s/ Shannon M. Rantz
                                                --------------------------------
                                                Shannon M. Rantz
                                                Assistant Vice President




                                            By: /s/ Mark Feciskonin
                                                --------------------------------
                                                Mark Feciskonin
                                                Trust Officer


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                                    Exhibit 7
                         U.S. Bank National Association
                        Statement of Financial Condition
                                 As of 6/30/2003

                                    ($000's)

                                                                 6/30/2003
                                                                 ---------
Assets
     Cash and Due From Depository Institutions                  $11,987,100
     Federal Reserve Stock                                                0
     Securities                                                  35,336,411
     Federal Funds                                                4,955,134
     Loans & Lease Financing Receivables                        118,648,100
     Fixed Assets                                                 1,864,465
     Intangible Assets                                            9,999,520
     Other Assets                                                 8,735,830
                                                               -------------
         Total Assets                                          $191,526,560

Liabilities
     Deposits                                                  $132,461,590
     Fed Funds                                                    5,061,915
     Treasury Demand Notes                                                0
     Trading Liabilities                                            303,140
     Other Borrowed Money                                        20,320,775
     Acceptances                                                    150,586
     Subordinated Notes and Debentures                            6,326,523
     Other Liabilities                                            5,864,946
                                                               -------------
     Total Liabilities                                         $170,489,475

Equity
     Minority Interest in Subsidiaries                             $999,216
     Common and Preferred Stock                                      18,200
     Surplus                                                     11,015,123
     Undivided Profits                                            9,004,546
                                                               -------------
         Total Equity Capital                                   $21,037,085

Total Liabilities and Equity Capital                           $191,526,560

------------
To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By: /s/ Shannon M. Rantz
    -------------------------
    Assistant Vice President

Date:  November 7, 2003


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